UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2011

DIVERSIFIED OPPORTUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23446	94-300888
(Commission File Number)	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200, San Jose CA 95125
(Address of Principal Executive Offices)

408-265-6233
(Registrant's Telephone Number, Including Area Code)

1042 N. El Camino Real, B-261, Encinitas, CA 92024-1322
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Between May 9, 2011 and June 3, 2011, Diversified Opportunities, Inc. (the “Company”) agreed to issue a total of 455,200 shares of common stock at $1.25 per share, and two-year warrants to purchase up to 455,200 shares of common stock at $1.50 per share, to 8 accredited investors in exchange for gross proceeds totaling $569,000, pursuant to a subscription agreement, warrant and registration rights agreement with each investor.  The issuance of shares and warrants to the investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.  The form of warrant and registration rights agreement are substantially similar to the form of warrant and registration rights agreement entered into with the investors in the previously announced financing in connection with the Share Exchange Agreement transaction described in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 13, 2011, copies of which are filed as exhibits with that report.

On May 26, 2011, the Company also approved the issuance of warrants to four Company employees and consultants to purchase up to a total of 189,000 shares of Company common stock at $1.25 per share, in consideration for their services as employees or consultants to the Company.  The warrants have vesting periods ranging between three months and three years and are subject to the Company entering into agreements with the individuals providing that the vesting and exercise of the warrants are conditioned upon their continued services to the Company or within a period of time thereafter. The issuance of warrants was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of investors; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale or issuance of the securities took place directly between the investor and the Company.

As of the date of this report the Company has 10,256,000 shares of common stock issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED OPPORTUNITIES, INC.

Dated: June 20, 2011	By:	/s/ Scott Lantz
Scott Lantz Chief Executive Officer